Legg Mason Partners Equity Trust
Sub item 77I ? Terms of new or amended securities

LEGG MASON PARTNERS EQUITY TRUST
SUPPLEMENT DATED SEPTEMBER 21, 2009 TO THE
PROSPECTUS DATED MAY 31, 2009 OF
LEGG MASON PARTNERS LIFESTYLE ALLOCATION 100%
LEGG MASON PARTNERS LIFESTYLE ALLOCATION 85%
LEGG MASON PARTNERS LIFESTYLE ALLOCATION 70%
LEGG MASON PARTNERS LIFESTYLE ALLOCATION 50%
LEGG MASON PARTNERS LIFESTYLE ALLOCATION 30%
LEGG MASON PARTNERS LIFESTYLE INCOME FUND
The following replaces the Fee tables and Examples found in the Funds? prospectus under the heading ?Investments, risks and performance?:
Legg Mason Partners Lifestyle Allocation 100%:
Fee table
This table sets forth the fees and expenses you may pay if you invest in fund shares. Expense ratios for the current fiscal year may be higher than those shown in the ?Annual fund operating expenses? table?for example, if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.



SHAREHOLDER FEES

(PAID DIRECTLY FROM
YOUR INVESTMENT)	 	Class A	 	 	Class B
	Class C	 	 	Class FI	 	Class R
	Class I
Maximum sales charge (load) imposed on purchases (as a % of
offering price)	 	5.75	% 	 	None	  	 	None
	 	None	 	None	 	None
Maximum contingent deferred sales charge (load) (as a % of
the lower of net asset value at purchase or redemption)
	None	1 	 	5.00	% 	 	1.00	% 	 	None
	None	 	None



ANNUAL FUND OPERATING EXPENSES

(PAID BY THE FUND AS A % OF
NET ASSETS)	 	Class A	 	 	Class B
	Class C	 	 	Class FI	 	 	Class R
	Class I
Management fee	 	None	  	 	None	  	 	None
	None	  	 	None	  	 	None
Distribution and service (12b-1) fees	 	0.25	%
	1.00	% 	 	1.00	% 	 	0.25	% 	 	0.50	%
	None
Other expenses	 	0.79	% 	 	1.12	% 	 	0.34	%
	0.72	%2 	 	0.72	%2 	 	0.52	%
Total expenses incurred by the fund	 	1.04	%
	2.12	% 	 	1.34	% 	 	0.97	% 	 	1.22	%
	0.52	%
Acquired fund fees and expenses (fees and expenses of
underlying funds)3	 	0.90	% 	 	0.90	% 	 	0.90
	% 	 	0.90	% 	 	0.90	% 	 	0.90	%
Total annual fund operating expenses4	 	1.94	%
	3.02	% 	 	2.24	% 	 	1.87	% 	 	2.12	%
	1.42	%
Less contractual fee waiver and/or expense reimbursement4
	(0.24	)% 	 	(0.57	)% 	 	n/a
	(0.17	)%	 	(0.17	)%	 	n/a
Total net annual fund operating expenses4	 	1.70	%
	2.45	% 	 	2.24	% 	 	1.70	% 	 	1.95	%
	1.42	%
Example
This example helps you compare the costs of investing in
the fund with the costs of investing in other mutual funds.
Your actual costs may be higher or lower. The example
assumes:

 	?	 	You invest $10,000 in the fund for the
period shown

 	?	 	Your investment has a 5% return each year?
the assumption of a 5% return is required by the Securities and Exchange Commission (the ?SEC?) for purposes of this example and is not a prediction of the fund?s future performance

 	?	 	You reinvest all distributions and dividends
without a sales charge

 	?	 	The fund?s operating expenses (after giving
effect to the contractual fee waivers in effect through at least May 31, 2010) remain the same

 	?	 	The expenses of the underlying funds are
reflected
________________________________________


NUMBER OF YEARS YOU OWN YOUR SHARES

 	  	1 Year	  	3 Years	  	5 Years	  	10
Years
Class A (with or without redemption)	  	$	738
	$	1,128	  	$	1,542	  	$	2,692
Class B (redemption at end of period)	  	$	748
	$	1,180	  	$	1,637	  	$	3,043
	5
Class B (no redemption)	  	$	248	  	$	880
	$	1,537	  	$	3,043	5
Class C (redemption at end of period)	  	$	327
	$	700	  	$	1,199	  	$	2,573
Class C (no redemption)	  	$	227	  	$	700
	$	1,199	  	$	2,573
Class FI (with or without redemption)	  	$	173
	$	571	  	$	995	  	$	2,176
Class R (with or without redemption)	  	$	198
	$	648	  	$	1,124	  	$	2,438
Class I (with or without redemption)	  	$	145
	$	450	  	$	777	  	$	1,703
1	You may buy Class A shares in amounts of $1,000,000 or
more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

2	?Other expenses? for Class FI and Class R shares have
been estimated because no Class FI or Class R shares are currently outstanding.

3	Acquired fund fees and expenses (fees and expenses of
underlying funds) are based on a weighted average of the fund?s allocation to underlying funds throughout the entire fiscal year ended January 31, 2009.

4	Management has contractually agreed to waive fees
and/or reimburse expenses incurred directly by the fund
(other than brokerage, taxes and extraordinary expenses) to limit such expenses to 0.80%, 1.55%, 1.55%, 0.80%, 1.05%
and 0.55% for Class A, Class B, Class C, Class FI, Class R and Class I, respectively, until at least May 31, 2010.
Acquired fund fees and expenses (fees and expenses of underlying funds) are included in the calculation of total annual fund operating expenses, but they are not subject to the contractual fee waiver and/or expense reimbursement.

5	Assumes conversion to Class A shares approximately
eight years after purchase.
Legg Mason Partners Lifestyle Allocation 85%:
Fee table
This table sets forth the fees and expenses you may pay if
you invest in fund shares. Expense ratios for the current
fiscal year may be higher than those shown in the ?Annual
fund operating expenses? table?for example, if average net
assets decrease. Net assets are more likely to decrease and
fund expense ratios are more likely to increase when
markets are volatile.
________________________________________


SHAREHOLDER FEES

(PAID DIRECTLY FROM
YOUR INVESTMENT)	 	Class A	 	 	Class B
	Class C	 	 	Class FI	 	Class R
	Class I
Maximum sales charge (load) imposed on purchases (as a % of
offering price)	 	5.75	% 	 	None	  	 	None
	 	None	 	None	 	None
Maximum contingent deferred sales charge (load) (as a % of
the lower of net asset value at purchase or redemption)
	None	1 	 	5.00	% 	 	1.00	% 	 	None
	None	 	None



ANNUAL FUND OPERATING EXPENSES

(PAID BY THE FUND AS A % OF
NET ASSETS)	 	Class A	 	 	Class B
	Class C	 	 	Class FI	 	 	Class R
	Class I
Management fee	 	None	  	 	None	  	 	None
	None	  	 	None	  	 	None
Distribution and service (12b-1) fees	 	0.25	%
	1.00	% 	 	1.00	% 	 	0.25	% 	 	0.50	%
	None
Other expenses	 	0.57	% 	 	0.74	% 	 	0.13	%
	1.03	%2 	 	1.03	%2 	 	0.83	%
Total expenses incurred by the fund	 	0.82	%
	1.74	% 	 	1.13	% 	 	1.28	% 	 	1.53	%
	0.83	%
Acquired fund fees and expenses (fees and expenses of
underlying funds)3	 	0.78	% 	 	0.78	% 	 	0.78
	% 	 	0.78	% 	 	0.78	% 	 	0.78	%
Total annual fund operating expenses4	 	1.60	%
	2.52	% 	 	1.91	% 	 	2.06	% 	 	2.31	%
	1.61	%
Less contractual fee waiver and/or expense reimbursement4
	(0.02	)%	 	(0.19	)% 	 	n/a
	(0.48	)%	 	(0.48	)%	 	(0.28	)%
Total net annual fund operating expenses4	 	1.58	%
	2.33	% 	 	1.91	% 	 	1.58	% 	 	1.83	%
	1.33	%
Example
This example helps you compare the costs of investing in
the fund with the costs of investing in other mutual funds.
Your actual costs may be higher or lower. The example
assumes:

 	?	 	You invest $10,000 in the fund for the
period shown

 	?	 	Your investment has a 5% return each year?
the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund?s future performance

 	?	 	You reinvest all distributions and dividends
without a sales charge

 	?	 	The fund?s operating expenses (after giving
effect to the contractual fee waivers in effect through at
least May 31, 2010) remain the same
  	?	 	The expenses of the underlying funds are
reflected



NUMBER OF YEARS YOU OWN YOUR SHARES

 	  	1 Year	  	3 Years	  	5 Years	  	10
Years
Class A (with or without redemption)	  	$	726
	$	1,049	  	$	1,394	  	$	2,363
Class B (redemption at end of period)	  	$	736
	$	1,066	  	$	1,423	  	$	2,614
	5
Class B (no redemption)	  	$	236	  	$	766
	$	1,323	  	$	2,614	5
Class C (redemption at end of period)	  	$	294
	$	600	  	$	1,031	  	$	2,232
Class C (no redemption)	  	$	194	  	$	600
	$	1,031	  	$	2,232
Class FI (with or without redemption)	  	$	161
	$	600	  	$	1,065	  	$	2,353
Class R (with or without redemption)	  	$	186
	$	676	  	$	1,193	  	$	2,611
Class I (with or without redemption)	  	$	135
	$	480	  	$	849	  	$	1,887
1	You may buy Class A shares in amounts of $1,000,000 or
more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

2	?Other expenses? for Class FI and Class R shares have
been estimated because no Class FI or Class R shares are currently outstanding.

3	Acquired fund fees and expenses (fees and expenses of
underlying funds) are based on a weighted average of the fund?s allocation to underlying funds throughout the entire fiscal year ended January 31, 2009.
4	Management has contractually agreed to waive fees
and/or reimburse expenses incurred directly by the fund (other than brokerage, taxes and extraordinary expenses) to limit such expenses to 0.80%, 1.55%, 1.55%, 0.80%, 1.05%
and 0.55% for Class A, Class B, Class C, Class FI, Class R and Class I shares, respectively, until at least May 31, 2010. Acquired fund fees and expenses (fees and expenses of underlying funds) are included in the calculation of total annual fund operating expenses, but they are not subject to the contractual fee waiver and/or expense reimbursement.
5	Assumes conversion to Class A shares approximately
eight years after purchase.
Legg Mason Partners Lifestyle Allocation 70%:
Fee table
This table sets forth the fees and expenses you may pay if you invest in fund shares. Expense ratios for the current fiscal year may be higher than those shown in the ?Annual fund operating expenses? table?for example, if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
________________________________________


SHAREHOLDER FEES

(PAID DIRECTLY FROM
YOUR INVESTMENT)	 	Class A	 	 	Class B
	Class C	 	 	Class FI	 	Class R
	Class I
Maximum sales charge (load) imposed on purchases (as a % of
offering price)	 	5.75	% 	 	None	  	 	None
	 	None	 	None	 	None
Maximum contingent deferred sales charge (load) (as a % of
the lower of net asset value at purchase or redemption)
	None	1 	 	5.00	% 	 	1.00	% 	 	None
	None	 	None



ANNUAL FUND OPERATING EXPENSES

(PAID BY THE FUND AS A % OF
NET ASSETS)	 	Class A	 	 	Class B
	Class C	 	 	Class FI	 	 	Class R
	Class I
Management fee	 	None	  	 	None	  	 	None
	None	  	 	None	  	 	None
Distribution and service (12b-1) fees	 	0.25	%
	1.00	% 	 	1.00	% 	 	0.25	% 	 	0.50	%
	None
Other expenses	 	0.47	% 	 	0.65	% 	 	0.14	%
	0.81	%2 	 	0.81	%2 	 	0.61	%
Total expenses incurred by the fund	 	0.72	%
	1.65	% 	 	1.14	% 	 	1.06	% 	 	1.31	%
	0.61	%
Acquired fund fees and expenses (fees and expenses of
underlying funds)3	 	0.73	% 	 	0.73	% 	 	0.73
	% 	 	0.73	% 	 	0.73	% 	 	0.73	%
Total annual fund operating expenses4	 	1.45	%
	2.38	% 	 	1.87	% 	 	1.79	% 	 	2.04	%
	1.34	%
Less contractual fee waiver and/or expense reimbursement4
	n/a	  	 	(0.10	)%	 	n/a
	(0.26	)%	 	(0.26	)%	 	(0.06	)%
Total net annual fund operating expenses4	 	1.45	%
	2.28	% 	 	1.87	% 	 	1.53	% 	 	1.78	%
	1.28	%
Example
This example helps you compare the costs of investing in
the fund with the costs of investing in other mutual funds.
Your actual costs may be higher or lower. The example
assumes:

 	?	 	You invest $10,000 in the fund for the
period shown

 	?	 	Your investment has a 5% return each year?
the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund?s future performance

 	?	 	You reinvest all distributions and dividends
without a sales charge

 	?	 	The fund?s operating expenses (after giving
effect to the contractual fee waivers in effect through at least May 31, 2010) remain the same

 	?	 	The expenses of the underlying funds are
reflected



NUMBER OF YEARS YOU OWN YOUR SHARES

 	  	1 Year	  	3 Years	  	5 Years	  	10
Years
Class A (with or without redemption)	  	$	714
	$	1,007	  	$	1,321	  	$	2,210
Class B (redemption at end of period)	  	$	731
	$	1,033	  	$	1,362	  	$	2,478
	5
Class B (no redemption)	  	$	231	  	$	733
	$	1,262	  	$	2,478	5
Class C (redemption at end of period)	  	$	290
	$	588	  	$	1,011	  	$	2,192
Class C (no redemption)	  	$	190	  	$	588
	$	1,011	  	$	2,192
Class FI (with or without redemption)	  	$	156
	$	538	  	$	945	  	$	2,083
Class R (with or without redemption)	  	$	181
	$	615	  	$	1,075	  	$	2,349
Class I (with or without redemption)	  	$	130
	$	419	  	$	729	  	$	1,608
1	You may buy Class A shares in amounts of $1,000,000 or
more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

2	?Other expenses? for Class FI and Class R shares have
been estimated because no Class FI or Class R shares are currently outstanding.

3	Acquired fund fees and expenses (fees and expenses of
underlying funds) are based on a weighted average of the fund?s allocation to underlying funds throughout the entire fiscal year ended January 31, 2009.

4	Management has contractually agreed to waive fees
and/or reimburse expenses incurred directly by the fund
(other than brokerage, taxes and extraordinary expenses) to limit such expenses to 0.80%, 1.55%, 1.55%, 0.80%, 1.05%
and 0.55% for Class A, Class B, Class C, Class FI, Class R and Class I, respectively, until at least May 31, 2010.
Acquired fund fees and expenses (fees and expenses of underlying funds) are included in the calculation of total annual fund operating expenses, but they are not subject to the contractual fee waiver and/or expense reimbursement.

5	Assumes conversion to Class A shares approximately
eight years after purchase.
Legg Mason Partners Lifestyle Allocation 50%:
Fee table
This table sets forth the fees and expenses you may pay if you invest in fund shares. Expense ratios for the current fiscal year may be higher than those shown in the ?Annual fund operating expenses? table?for example, if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.



SHAREHOLDER FEES

(PAID DIRECTLY FROM
YOUR INVESTMENT)	 	Class A	 	 	Class B
	Class C	 	 	Class FI	 	Class R
	Class I
Maximum sales charge (load) imposed on purchases (as a % of
offering price)	 	5.75	% 	 	None	  	 	None
	 	None	 	None	 	None
Maximum contingent deferred sales charge (load) (as a % of
the lower of net asset value at purchase or redemption)
	None	1 	 	5.00	% 	 	1.00	% 	 	None
	None	 	None



ANNUAL FUND OPERATING EXPENSES

(PAID BY THE FUND AS A % OF
NET ASSETS)	 	Class A	 	 	Class B
	Class C	 	 	Class FI	 	 	Class R
	Class I
Management fee	 	None	  	 	None	  	 	None
	None	  	 	None	  	 	None
Distribution and service (12b-1) fees	 	0.25	%
	1.00	% 	 	1.00	% 	 	0.25	% 	 	0.50	%
	None
Other expenses	 	0.32	% 	 	0.48	% 	 	0.16	%
	0.53	%2 	 	0.53	%2 	 	0.48	%2
Total expenses incurred by the fund	 	0.57	%
	1.48	% 	 	1.16	% 	 	0.78	% 	 	1.03	%
	0.48	%
Acquired fund fees and expenses (fees and expenses of
underlying funds)3	 	0.67	% 	 	0.67	% 	 	0.67
	% 	 	0.67	% 	 	0.67	% 	 	0.67	%
Total annual fund operating expenses4	 	1.24	%
	2.15	% 	 	1.83	% 	 	1.45	% 	 	1.70	%
	1.15	%
Less contractual fee waiver and/or expense reimbursement4
	n/a	  	 	n/a	  	 	n/a	  	 	n/a
	n/a	  	 	n/a
Total net annual fund operating expenses4	 	1.24	%
	2.15	% 	 	1.83	% 	 	1.45	% 	 	1.70	%
	1.15	%
Example
This example helps you compare the costs of investing in
the fund with the costs of investing in other mutual funds.
Your actual costs may be higher or lower. The example
assumes:

 	?	 	You invest $10,000 in the fund for the
period shown

 	?	 	Your investment has a 5% return each year?
the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund?s future performance

 	?	 	You reinvest all distributions and dividends
without a sales charge
 	?	 	The fund?s operating expenses (after giving
effect to the contractual fee waivers in effect through at least May 31, 2010) remain the same

 	?	 	The expenses of the underlying funds are
reflected



NUMBER OF YEARS YOU OWN YOUR SHARES

 	  	1 Year	  	3 Years	  	5 Years	  	10
Years
Class A (with or without redemption)	  	$	694
	$	946	  	$	1,217	  	$	1,989
Class B (redemption at end of period)	  	$	718
	$	973	  	$	1,254	  	$	2,250	5
Class B (no redemption)	  	$	218	  	$	673
	$	1,154	  	$	2,250	5
Class C (redemption at end of period)	  	$	286
	$	576	  	$	991	  	$	2,148
Class C (no redemption)	  	$	186	  	$	576
	$	991	  	$	2,148
Class FI (with or without redemption)	  	$	148
	$	459	  	$	793	  	$	1,736
Class R (with or without redemption)	  	$	173
	$	536	  	$	923	  	$	2,008
Class I (with or without redemption)	  	$	117
	$	365	  	$	632	  	$	1,398
	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

2	?Other expenses? for Class FI, Class R and Class I
shares have been estimated because no Class FI, Class R or Class I shares are currently outstanding.

3	Acquired fund fees and expenses (fees and expenses of
underlying funds) are based on a weighted average of the fund?s allocation to underlying funds throughout the entire fiscal year ended January 31, 2009.

4	Management has contractually agreed to waive fees
and/or reimburse expenses incurred directly by the fund
(other than brokerage, taxes and extraordinary expenses) to limit such expenses to 0.80%, 1.55%, 1.55%, 0.80%, 1.05%
and 0.55% for Class A, Class B, Class C, Class FI, Class R and Class I, respectively, until at least May 31, 2010.
Acquired fund fees and expenses (fees and expenses of underlying funds) are included in the calculation of total annual fund operating expenses, but they are not subject to the contractual fee waiver and/or expense reimbursement.

5	Assumes conversion to Class A shares approximately
eight years after purchase.
Legg Mason Partners Lifestyle Allocation 30%:
Fee table
This table sets forth the fees and expenses you may pay if
you invest in fund shares. Expense ratios for the current
fiscal year may be higher than those shown in the ?Annual
fund operating expenses? table?for example, if average net
assets decrease. Net assets are more likely to decrease and
fund expense ratios are more likely to increase when
markets are volatile.
________________________________________


SHAREHOLDER FEES
(PAID DIRECTLY FROM
YOUR INVESTMENT)	 	Class A	 	 	Class B
	Class C	 	 	Class FI	 	Class R
	Class I
Maximum sales charge (load) imposed on purchases (as a % of
offering price)	 	4.25	% 	 	None	  	 	None
	 	None	 	None	 	None
Maximum contingent deferred sales charge (load) (as a % of
the lower of net asset value at purchase or redemption)
	None	1 	 	4.50	% 	 	1.00	% 	 	None
	None	 	None



ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF
NET ASSETS)	 	Class A	 	 	Class B
	Class C	 	 	Class FI	 	 	Class R
	Class I
Management fee	 	None	  	 	None	  	 	None
	None	  	 	None	  	 	None
Distribution and service (12b-1) fees	 	0.25	%
	0.75	% 	 	0.70	% 	 	0.25	% 	 	0.50	%
	None
Other expenses	 	0.36	% 	 	0.53	% 	 	0.40	%
	0.61	%2 	 	0.61	%2 	 	0.56	%2
Total expenses incurred by the fund	 	0.61	%
	1.28	% 	 	1.10	% 	 	0.86	% 	 	1.11	%
	0.56	%
Acquired fund fees and expenses (fees and expenses of
underlying funds)3	 	0.61	% 	 	0.61	% 	 	0.61
	% 	 	0.61	% 	 	0.61	% 	 	0.61	%
Total annual fund operating expenses4	 	1.22	%
	1.89	% 	 	1.71	% 	 	1.47	% 	 	1.72	%
	1.17	%
Less contractual fee waiver and/or expense reimbursement4
	n/a	  	 	n/a	  	 	n/a	  	 	(0.06
	) 	 	(0.06	) 	 	(0.01	)
Total net annual fund operating expenses4	 	1.22	%
	1.89	% 	 	1.71	% 	 	1.41	% 	 	1.66	%
	1.16	%
Example
This example helps you compare the costs of investing in
the fund with the costs of investing in other mutual funds.
Your actual costs may be higher or lower. The example
assumes:

 	?	 	You invest $10,000 in the fund for the
period shown

 	?	 	Your investment has a 5% return each year?
the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund?s future performance

 	?	 	You reinvest all distributions and dividends
without a sales charge
 	?	 	The fund?s operating expenses (after giving
effect to the contractual fee waivers in effect through at least May 31, 2010) remain the same as shown

 	?	 	The expenses of the underlying funds are
reflected



NUMBER OF YEARS YOU OWN YOUR SHARES

 	  	1 Year	  	3 Years	  	5 Years	  	10
Years
Class A (with or without redemption)	  	$	544
	$	796	  	$	1,067	  	$	1,839
Class B (redemption at end of period)	  	$	642
	$	894	  	$	1,121	  	$	2,038	5
Class B (no redemption)	  	$	192	  	$	594
	$	1,021	  	$	2,038	5
Class C (redemption at end of period)	  	$	274
	$	539	  	$	929	  	$	2,020
Class C (no redemption)	  	$	174	  	$	539
	$	929	  	$	2,020
Class FI (with or without redemption)	  	$	144
	$	459	  	$	797	  	$	1,753
Class R (with or without redemption)	  	$	169
	$	537	  	$	929	  	$	2,026
Class I (with or without redemption)	  	$	118
	$	371	  	$	643	  	$	1,419

1	You may buy Class A shares in amounts of $1,000,000 or
more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

2	?Other expenses? for Class FI, Class R and Class I
have been estimated because no Class FI, Class R or Class I shares are currently outstanding.

3	Acquired fund fees and expenses (fees and expenses of
underlying funds) are based on a weighted average of the fund?s allocation to underlying funds throughout the entire fiscal year ended January 31, 2009.

4	Management has contractually agreed to waive fees
and/or reimburse expenses incurred directly by the fund
(other than brokerage, taxes and extraordinary expenses) to limit such expenses to 0.80%, 1.30%, 1.25%, 0.80%, 1.05%
and 0.55% for Class A, Class B, Class C, Class FI, Class R and Class I, respectively, until at least May 31, 2010.
Acquired fund fees and expenses (fees and expenses of underlying funds) are included in the calculation of total annual fund operating expenses, but they are not subject to the contractual fee waiver and/or expense reimbursement.

5	Assumes conversion to Class A shares approximately
eight years after purchase.
Legg Mason Partners Lifestyle Income Fund:
Fee table
This table sets forth the fees and expenses you may pay if
you invest in fund shares. Expense ratios for the current
fiscal year may be higher than those shown in the ?Annual
fund operating expenses? table?for example, if average net
assets decrease. Net assets are more likely to decrease and
fund expense ratios are more likely to increase when
markets are volatile.
________________________________________



SHAREHOLDER FEES
(PAID DIRECTLY FROM
YOUR INVESTMENT)	 	Class A	 	 	Class B
	Class C	 	 	Class FI	 	Class R
	Class I
Maximum sales charge (load) imposed on purchases (as a % of
offering price)	 	4.25	% 	 	None	  	 	None
	 	None	 	None	 	None
Maximum contingent deferred sales charge (load) (as a % of
the lower of net asset value at purchase or redemption)
	None	1 	 	4.50	% 	 	1.00	% 	 	None
	None	 	None



ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF
NET ASSETS)	 	Class A	 	 	Class B
	Class C	 	 	Class FI	 	 	Class R
	Class I
Management fee	 	None	  	 	None	  	 	None
	None	  	 	None	  	 	None
Distribution and service (12b-1) fees	 	0.25	%
	0.75	% 	 	0.70	% 	 	0.25	% 	 	0.50	%
	None
Other expenses	 	0.59	% 	 	0.79	% 	 	0.70	%
	0.84	%2 	 	0.84	%2 	 	0.79	%2
Total expenses incurred by the fund	 	0.84	%
	1.54	% 	 	1.40	% 	 	1.09	% 	 	1.34	%
	0.79	%
Acquired fund fees and expenses (fees and expenses of
underlying funds)3	 	0.55	% 	 	0.55	% 	 	0.55
	% 	 	0.55	% 	 	0.55	% 	 	0.55	%
Total annual fund operating expenses4	 	1.39	%
	2.09	% 	 	1.95	% 	 	1.64	% 	 	1.89	%
	1.34	%
Less contractual fee waiver and/or expense reimbursement4
	(0.04	)% 	 	(0.24	)% 	 	(0.15	)%
	(0.29	)% 	 	(0.29	)% 	 	(0.24	)%
Total net annual fund operating expenses4	 	1.35	%
	1.85	% 	 	1.80	% 	 	1.35	% 	 	1.60	%
	1.10	%
Example
This example helps you compare the costs of investing in
the fund with the costs of investing in other mutual funds.
Your actual costs may be higher or lower. The example
assumes:

 	?	 	You invest $10,000 in the fund for the
period shown

 	?	 	Your investment has a 5% return each year?
the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund?s future performance

 	?	 	You reinvest all distributions and dividends
without a sales charge

 	?	 	The fund?s operating expenses (after giving
effect to the contractual fee waivers in effect through at
least May 31, 2010) remain the same
 	?	 	The expenses of the underlying funds are
reflected



NUMBER OF YEARS YOU OWN YOUR SHARES

 	  	1 Year	  	3 Years	  	5 Years	  	10
Years
Class A (with or without redemption)	  	$	557
	$	843	  	$	1,150	  	$	2,021
Class B (redemption at end of period)	  	$	638
	$	932	  	$	1,202	  	$	2,222	5
Class B (no redemption)	  	$	188	  	$	632
	$	1,102	  	$	2,222	5
Class C (redemption at end of period)	  	$	283
	$	598	  	$	1,039	  	$	2,263
Class C (no redemption)	  	$	183	  	$	598
	$	1,039	  	$	2,263
Class FI (with or without redemption)	  	$	137
	$	489	  	$	865	  	$	1,920
Class R (with or without redemption)	  	$	163
	$	566	  	$	995	  	$	2,188
Class I (with or without redemption)	  	$	112
	$	401	  	$	711	  	$	1,592

1	You may buy Class A shares in amounts of $1,000,000 or
more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

2	?Other expenses? for Class FI, Class R and Class I
shares have been estimated because no Class FI, Class R or Class I shares are currently outstanding.

3	Acquired fund fees and expenses (fees and expenses of
underlying funds) are based on a weighted average of the fund?s allocation to underlying funds throughout the entire fiscal year ended January 31, 2009.

4	Management has contractually agreed to waive fees
and/or reimburse expenses incurred directly by the fund
(other than brokerage, taxes and extraordinary expenses) to limit such expenses to 0.80%, 1.30%, 1.25%, 0.80%, 1.05%
and 0.55% for Class A, Class B, Class C, Class FI, Class R and Class I, respectively, until at least May 31, 2010.
Acquired fund fees and expenses (fees and expenses of underlying funds) are included in the calculation of total annual fund operating expenses, but they are not subject to the contractual fee waiver and/or expense reimbursement.

5	Assumes conversion to Class A shares approximately
eight years after purchase.